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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                CURRENT  REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

             Date of Report: (Date of earliest event reported): October 28, 1997


                                   ITEQ, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Delaware                              0-27986                            41-1667001
      (State of Incorporation)             (Commission File Number)         (IRS Employer Identification No.)
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                         2727 Allen Parkway, Suite 760
                              Houston, Texas 77019
             (Address of Registrant's principal executive offices)

                                 (713) 285-2700
              (Registrant's telephone number, including area code)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

             On October 28, 1997, the stockholders of ITEQ, Inc., a Delaware corporation ("ITEQ"), and the stockholders of Astrotech International
Corporation, a Delaware corporation ("AIX"), approved a Plan and Agreement of Merger dated as of June 30, 1997 (the "Merger Agreement"), pursuant to which
AIX was merged (the "Merger") with and into ITEQ (the "Combined Company").

             Pursuant to the Merger, which became effective as of October 28, 1997, the holders of AIX common stock had their shares converted into shares of ITEQ common stock based upon a conversion ratio of 0.93 of a share of ITEQ common stock for each share of AIX common stock. In accordance with the Merger
Agreement, fractional shares of ITEQ common stock were not issued. In lieu of fractional shares, holders of AIX common stock received cash. As of October
27, 1997, there were 10,264,392 shares of AIX common stock outstanding, which, based on the 0.93 exchange ratio, results in 9,545,884 shares of ITEQ common stock being issued to former holders of AIX common stock (subject to decrease due to fractional shares).

         AIX was a leading domestic designer, fabricator and supplier of proprietary storage tank products and services. The Company provided a broad range of inspection, engineering, construction and maintenance services for aboveground storage tanks and offered mobile storage tank leasing services.
Industries served include refining, petrochemical, wastewater treatment, agricultural, pulp and paper, mining, water storage, power generation and process systems. ITEQ currently intends substantially to continue AIX's business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The required financial statements have been previously filed in the Joint Proxy
Statement/Prospectus of ITEQ and AIX dated October 3, 1997, and are hereby incorporated by reference.


         (b) Pro Forma Financial Information. The required pro forma financial information has been previously filed in the Joint Proxy Statement/Prospectus of ITEQ and AIX dated October 3, 1997, and is hereby incorporated by reference.




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         (c) Exhibits.

                   EXHIBIT NO.                     EXHIBIT

                    2.1   Plan and Agreement of Merger, dated as of June 30,
                          1997, between ITEQ and AIX (incorporated by reference to Appendix A to the Joint Proxy
                          Statement/Prospectus of ITEQ and AIX dated October
                          3, 1997).

                    4.1 Amended and Restated Certificate of Incorporation of ITEQ, Inc., dated as of October 28, 1997 and effective as of 4:01 p.m. Eastern Standard Time on October 28, 1997 (incorporated by reference to
                          Appendix E to the Joint Proxy Statement/Prospectus of ITEQ and AIX dated October 3, 1997).


                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


             DATED this 3rd day of November, 1997.


                                        ITEQ, INC.


                                        By:  /s/ LAWRANCE W. MCAFEE
                                           ---------------------------------
                                             Lawrance W. McAfee
                                             Executive Vice President, Chief
                                             Financial Officer and Secretary




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